Fourth Quarter 2014 Earnings Conference Call 26 November 2014 Exhibit 99.3 (Furnished herewith) 25

| 4th Quarter 2014 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 26

| 4th Quarter 2014 Earnings Conference Call 3 Fourth Quarter Overview (in millions of dollars except per share amounts) Q4 2014 Q4 2013 Change Net Sales and Revenues $8,965 $9,451 -5% Net Sales $8,043 $8,624 -7% Net Income Attributable to Deere & Company $649 $807 -20% Diluted EPS $1.83 $2.11 -13% 27

| 4th Quarter 2014 Earnings Conference Call 4 Fourth Quarter Overview Net Sales Equipment operations net sales: Down 7% in Q4 2014 vs. Q4 2013 Price realization: +1 point JD Landscapes and JD Water: (4) points Currency translation: (1) point 28

| 4th Quarter 2014 Earnings Conference Call 5 Worldwide Agriculture & Turf Fourth Quarter Overview *Q4 2014 operating profit impacted by: (in millions of dollars) Q4 2014 Q4 2013 Change Net Sales $6,169 $7,102 -13% Operating Profit* $682 $996 -32% Favorable Unfavorable Price Realization Shipment and Production Volumes Product Mix Production Costs Related to Engine-Emissions Warranty Costs Impairment Charge for China Operations 29

| 4th Quarter 2014 Earnings Conference Call U.S. Farm Cash Receipts Source: 1999 – 2012: USDA 26 August 2014 2013F – 2015F: Deere & Company Forecast as of 26 November 2014 6 30  $ Billions Crops Livestock Government Payments

| 4th Quarter 2014 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 10 November 2014 Cotton Wheat Corn Soybeans 31

| 4th Quarter 2014 Earnings Conference Call 8 Deere & Company Forecast as of 26 November 2014 Economic Update EU 28 – Fiscal 2015 Economic growth continues at slow rate Farm income down due to lower grain prices and higher than average input costs Livestock margins sound; expected to tighten Anticipate downward pressure on dairy margins Beef prices remain solid Feed costs have eased 32

| 4th Quarter 2014 Earnings Conference Call 9 Deere & Company Forecast as of 26 November 2014 Economic Update Other Selected Markets – Fiscal 2015 Commonwealth of Independent States (CIS) Strong headwinds persist Further tightening of credit availability Geopolitical uncertainty impacting Western manufacturers China Economic growth slower than expected Lower commodity prices impacting agricultural economy, somewhat mitigated by domestic supports Ongoing subsidies are supportive of agricultural equipment India Growth forecast expected to improve as positive sentiment continues post-elections Monsoon below normal resulting in lower overall agricultural output 33

| 4th Quarter 2014 Earnings Conference Call 10 Crop Value of Agricultural Production Brazil Source: IHS Global Insight, October 2014 Crop Value of Agricultural Production Expected to decrease ~ 14% in 2015 over prior season 2014 Mix by Crop 34 $ Billions Soybeans Ethanol Cprn Sugar other Grains

| 4th Quarter 2014 Earnings Conference Call 11 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2015 Deere & Company Forecast as of 26 November 2014 Forecast U.S. and Canada Ag Down 25-30% EU 28 Ag Down ~ 10% South America Ag (Tractors and Combines) Down ~ 10% CIS Countries Ag Further deterioration Asia Ag Down slightly U.S. and Canada Turf and Utility Equipment Flat to up 5% 35

| 4th Quarter 2014 Earnings Conference Call 12 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2015 Forecast Net sales: Down ~ 20% Deere & Company Forecast as of 26 November 2014 36

| 4th Quarter 2014 Earnings Conference Call 13 Worldwide Construction & Forestry Fourth Quarter Overview (in millions of dollars) Q4 2014 Q4 2013 Change Net Sales $1,874 $1,522 +23% Operating Profit* $228 $118 +93% Incremental Margin ~ 31% *Q4 2014 operating profit impacted by: Favorable Shipment Volumes Selling, Administrative, and General Expenses 37

U.S. Economic Indicators 2015 Forecast GDP Growth (annual percentage rate)* +2.7% Housing Starts (thousands) 1,190 Total Construction Investment (annual percentage rate)* +6.3% Government Spending Growth (annual percentage rate)* +3.3% | 4th Quarter 2014 Earnings Conference Call 14 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – October 2014 * Change from prior year in real dollars Fiscal Year 2015 Forecast Net sales: Up ~ 5% Deere & Company Forecast as of 26 November 2014 38

| 4th Quarter 2014 Earnings Conference Call 15 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.09% 15 Year Average 39

| 4th Quarter 2014 Earnings Conference Call 16 Worldwide Financial Services Fourth Quarter 2014 Net income attributable to Deere & Company $172 million in Q4 2014 vs. $157 million in Q4 2013 Fiscal Year 2014 Net income attributable to Deere & Company $624 million in 2014 vs. $565 million in 2013 Fiscal Year 2015 Forecast Net income attributable to Deere & Company of ~ $610 million Deere & Company Forecast as of 26 November 2014 40

| 4th Quarter 2014 Earnings Conference Call 17 Consolidated Trade Receivables & Inventory (in millions of dollars) 2014* Actual 2014* Previous Forecast 2015** Forecast A&T $1,193 $450 $375 C&F $13 $150 $775 Total, as reported $1,206 $300 $400 Total, constant exchange $910 $250 $175 * Change at 31 October 2014 vs. 31 October 2013 ** Forecasted change at 31 October 2015 vs. 31 October 2014 Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) John Deere Water trade receivables and inventory were $106 million at 31 October 2013 41

| 4th Quarter 2014 Earnings Conference Call 18 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) Fourth Quarter 2014 ~ 76% Fiscal Year 2014 ~ 75% Previous forecast: ~ 75% Fiscal Year 2015 Forecast ~ 78% 42

| 4th Quarter 2014 Earnings Conference Call 19 Research & Development Expense Equipment Operations Fourth Quarter 2014 Up ~ 2% vs. Q4 2013 Fiscal Year 2014 Down ~ 2% vs. FY 2013 Previous forecast: Down ~ 2% vs. FY 2013 Fiscal Year 2015 Forecast ~ Flat vs. FY 2014 Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) 43

| 4th Quarter 2014 Earnings Conference Call 20 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) Fourth Quarter 2014 Down ~ 14% vs. Q4 2013 JD Landscapes and JD Water: ~ (9) points Fiscal Year 2014 Down ~ 12% vs. FY 2013 JD Landscapes and JD Water: ~ (8) points Previous forecast: Down ~ 10% vs. FY 2013 JD Landscapes and JD Water: ~ (8) points 44

| 4th Quarter 2014 Earnings Conference Call 21 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 26 November 2014 Fiscal Year 2015 Forecast Down ~ 5% vs. FY 2014 JD Landscapes and JD Water: ~ (2) points 45

| 4th Quarter 2014 Earnings Conference Call 22 Pension and OPEB Expense Fourth Quarter 2014 Down ~ $20 million vs. Q4 2013 Fiscal Year 2014 Down ~ $145 million vs. FY 2013 Previous forecast: Down ~ $150 million vs. FY 2013 Fiscal Year 2015 Forecast Up ~ $85 million vs. FY 2014 Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) 46

| 4th Quarter 2014 Earnings Conference Call 23 Income Taxes Equipment Operations Fourth Quarter 2014 Effective tax rate: ~ 40% Fiscal Year 2014 Effective tax rate: ~ 34% Previous forecast: 33-34% Fiscal Year 2015 Forecast Projected effective tax rate: 34-36% Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) 47

| 4th Quarter 2014 Earnings Conference Call 24 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $3.7 billion Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) $ Billions 48

Deere Use-of-Cash Priorities | 4th Quarter 2014 Earnings Conference Call 25 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 49

| 4th Quarter 2014 Earnings Conference Call 26 2015 Company Outlook First Quarter 2015 Forecast Net sales: Down ~ 21% vs. Q1 2014 Price realization: ~ +2 points JD Landscapes and JD Water: ~ (2) points Fiscal Year 2015 Forecast Net sales: Down ~ 15% vs. FY 2014 Price realization: ~ +2 points Net income attributable to Deere & Company of ~ $1.9 billion Deere & Company Forecast as of 26 November 2014 50

| 4th Quarter 2014 Earnings Conference Call 27 Appendix 51

| 4th Quarter 2014 Earnings Conference Call 28 52 THE JOHN DEERE STRATEGY OUR PURPOSE: Committed to those linked to the land OUR ASPIRATIONS Realizing sustainable SVA growth through global expansion Global Agricultural Equipment Solutions Preeminence Globally Diverse Construction Equipment Solutions $50B Sales (2018 @ Mid-Cycle) 12% Operating Margins (2014 @ Mid-Cycle) 2.5 Asset Turns (2018 @ Mid-Cycle) INTEGRATED ENTERPRISE Leveraging the strengths and unique capabilities of three types of businesses Global Growth Businesses Complementary Businesses Supporting Businesses CRITICAL SUCCESS FACTORS Developing the capabilities essential to reaching our goals Deep Customer Understanding Deliver Customer Value World-Class Distribution System Grow Extraordinary Global Talent FOUNDATIONAL SUCCESS FACTORS Exceptional Operating Performance Disciplined SVA Growth Aligned High-Performance Teamwork MEASURES Delivering results today, within each business, while building for the future Performance Health JOHN DEERE VALUES Unwavering adherence to the values that unite – and differentiate – us Integrity Quality Commitment Innovation

| 4th Quarter 2014 Earnings Conference Call 29 Sources and Uses of Cash Fiscal 2004–2014 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash ~60% of cash from operations returned to shareholders 53 (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents

| 4th Quarter 2014 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q4 2014 30 Dividend raised 114% since launch of the revised John Deere Strategy in 2010** * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 54

| 4th Quarter 2014 Earnings Conference Call 31 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2014: ~ $13.4 billion Amount remaining on December 2013 authorization of $8 billion: ~ $6.2 billion 31 October 2014 period ended basic shares: ~ 345.5 million 2014 average diluted shares: ~ 366.1 million Shares repurchased 2004-2014: ~ 210.4 million Average repurchase price 2004-2014: $63.85 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 18.2 $1.5 2014 31.5 $2.7 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-2014 55

| 4th Quarter 2014 Earnings Conference Call 32 Other Information Equipment Operations Fiscal Year 2014 Capital Expenditures: ~ $1.0 billion Previous forecast: ~ $1.1 billion Depreciation and Amortization: ~ $800 million Previous forecast: ~ $800 million Pension/OPEB Contributions: ~ $140 million Previous forecast: ~ $130 million Previous Forecast as of 13 August 2014 56

| 4th Quarter 2014 Earnings Conference Call 33 Other Information Equipment Operations Fiscal Year 2015 Forecast Capital Expenditures: ~ $875 million Depreciation and Amortization: ~ $850 million Pension/OPEB Contributions: ~ $100 million Deere & Company Forecast as of 26 November 2014 57

| 4th Quarter 2014 Earnings Conference Call 34 U.S. Farm Commodity Prices Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) (dollars per bushel, except cotton, which is dollars per pound) 2013/14 Estimate Previous 2013/14 2014/15 Projection Previous 2014/15 Corn $4.45 $4.50 $3.45 $4.10 Wheat $6.90 $6.87 $5.85 $6.60 Soybeans $13.00 $13.00 $9.25 $10.25 Cotton $.78 $.78 $.65 $.70 58

U.S. Farm Commodity Prices | 4th Quarter 2014 Earnings Conference Call 35 Source: USDA 59

| 4th Quarter 2014 Earnings Conference Call 36 U.S. Acres Harvested and Crop Yields Deere & Company Forecast as of 26 November 2014 (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Harvested (millions) Yield 2013/14 Estimate 2014/15 Projection 2013/14 Estimate 2014/15 Projection Corn 87.7 83.8 158.8 171.7 Wheat 45.2 46.4 47.2 44.0 Soybeans 75.9 84.1 43.3 46.6 Cotton 7.7 10.2 809 775 60

| 4th Quarter 2014 Earnings Conference Call 37 U.S. Farm Cash Receipts Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) (in billions of dollars) 2013 Forecast 2014 Forecast Previous 2014 2015 Forecast Previous 2015 Crops $216.1 $193.8 $193.4 $184.4 $188.7 Livestock $181.8 $209.4 $187.6 $197.1 $179.3 Government Payments $11.0 $9.3 $6.1 $10.0 $9.1 Total Cash Receipts $408.9 $412.5 $387.1 $391.5 $377.1 61

| 4th Quarter 2014 Earnings Conference Call 38 U.S. Net Farm Cash Income Deere & Company Forecast as of 26 November 2014 (Previous Forecast as of 13 August 2014) (in billions of dollars) 2013 Forecast 2014 Forecast Previous 2014 2015 Forecast Total Cash Receipts $408.9 $412.5 $387.1 $391.5 Other Farm-Related Income $37.2 $31.8 $30.2 $29.0 Gross Cash Income $446.1 $444.3 $417.3 $420.5 Cash Expenses ($315.3) ($326.0) ($309.0) ($319.0) Net Cash Income $130.8 $118.3 $108.3 $101.5 62

| 4th Quarter 2014 Earnings Conference Call 39 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 6% slightly less than the industry Row-Crop Tractors 17% slightly more than the industry 4WD Tractors 40% double digits, less than the industry Combines 40% in line with the industry October 2014 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 October – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2014 2013 Row-Crop Tractors 22% 18% Combines 6% 4% 63

| 4th Quarter 2014 Earnings Conference Call 40 October 2014 Retail Sales EU 28 Deere* Tractors double digits Combines double digits U.S. and Canada Deere* Selected Turf & Utility Equipment a single digit * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt double digits Settlements double digits 64

| 4th Quarter 2014 Earnings Conference Call 41 2011 2012 2013 2014 Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M FINAME-Eligible Finance Rates Brazil Source: ABIMAQ (Brazilian Association of Machinery and Equipment) and BNDES 65

| 4th Quarter 2014 Earnings Conference Call 42 2015 Press Release & Conference Call Schedule Fiscal Year 2015 Schedule: Quarter 1: Friday, February 20, 2015 Quarter 2: Friday, May 22, 2015 Quarter 3: Friday, August 21, 2015 Quarter 4: Wednesday, November 25, 2015 Earnings release calls will take place at 9:00 AM CT 66

Deere’s first quarter 2015 conference call is scheduled for 9:00 a.m. central time on Friday, February 20, 2015 67